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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 1997

                           COHESANT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-25126
                                               ---------

                  Delaware                                34-1775913
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           (State or other jurisdiction of                (I.R.S. Employer
           incorporation or organization)                Identification Number)

           1801 E. 9th St., Suite 510, Cleveland, OH           44114
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           (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code (216) 861-6266

  (Former name or former address, if changed since last report) Not applicable

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ITEM 5.  OTHER EVENTS

         Cohesant Technologies Inc. (the "Company") announced in a press release issued March 5, 1997, that a St. Louis, Missouri jury verdict was rendered in a lawsuit filed by American Chemical Company ("ACC"), a Missouri corporation and a subsidiary of the Company ("ACC") against one of its customers, Superior Coatings, Inc. ("Superior"). A copy of the press release is attached hereto as an exhibit and incorporated herein by reference. The lawsuit was originally brought by ACC in 1991 seeking collection for amounts owed on open account. Superior filed a counterclaim against ACC stating claims arising from a 1988 distributor agreement. ACC prevailed on its claim and was awarded an aggregate of $82,000; however, Superior also prevailed on its claim, and was awarded $400,000 in compensatory damages and $1,500,000 in punitive damages. Management believes that the verdict was contrary to the evidence and intends to vigorously defend its position through the post-trial appeal process.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

     (c) The following exhibit is filed as part of this report on Form 8-K:

     Exhibit 99.1 - Cohesant Technologies Inc. Press Release dated March 5, 1997







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                   COHESANT TECHNOLOGIES INC.
                                   (Registrant)

Date: March 5, 1997                By:/s/ Dwight D. Goodman
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                                      Dwight D. Goodman
                                      President & Chief Operating Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
--------       -----------

 99.1          Cohesant Technologies Inc. Press Release dated March 5, 1997